Exhibit 99.1

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$1,110,919	$106,172	(a)	$1,004,747
Direct costs of services	764,616	77,616	(a)	687,000

Gross profit	346,303	28,556		317,747
Selling, general and administrative expenses	288,981	14,909	(b)	274,072
Depreciation and amortization	12,694	189	(c)	12,505

Income from continuing operations	44,628	13,458		31,170
Other expense (income):
Interest expense	1,256	60	(d)	1,196
Other expense (income)	61	0		61

Income from continuing operations before income taxes	43,311	13,398		29,913
Income tax expense	16,155	5,298	(e)	10,857

Net income from continuing operations	$27,156	$8,100		$19,056

Earnings per share – basic
From continuing operations	$0.72	$0.22		$0.50
Earnings per share – diluted
From continuing operations	$0.70	$0.21		$0.49

Weighted average shares outstanding – basic	37,835	37,835		37,835
Weighted average shares outstanding – diluted	38,831	38,831		38,831

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$990,807	$104,150	(a)	$886,657
Direct costs of services	678,393	75,582	(a)	602,811

Gross profit	312,414	28,568		283,846
Selling, general and administrative expenses	265,183	14,027	(b)	251,156
Depreciation and amortization	12,611	22	(c)	12,589

Income from continuing operations	34,620	14,519		20,101
Other expense (income):
Interest expense	1,274	60	(d)	1,214
Other expense (income)	22	0		22

Income from continuing operations before income taxes	33,324	14,459		18,865
Income tax expense	12,690	5,821	(e)	6,869

Net income from continuing operations	$20,634	$8,638		$11,996

Earnings per share – basic
From continuing operations	$0.52	$0.22		$0.30
Earnings per share – diluted
From continuing operations	$0.51	$0.21		$0.30

Weighted average shares outstanding – basic	39,480	39,480		39,480
Weighted average shares outstanding – diluted	40,503	40,503		40,503

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$910,136	$108,028	(a)	$802,108
Direct costs of services	624,157	79,279	(a)	544,878

Gross profit	285,979	28,749		257,230
Selling, general and administrative expenses	251,268	12,903	(b)	238,365
Depreciation and amortization	11,673	0	(c)	11,673

Income from continuing operations	23,038	15,846		7,192
Other expense (income):
Interest expense	1,437	60	(d)	1,377
Other expense (income)	(292)	0		(292)

Income from continuing operations before income taxes	21,893	15,786		6,107
Income tax expense	9,020	6,336	(e)	2,684

Net income from continuing operations	$12,873	$9,450		$3,423

Earnings per share – basic
From continuing operations	$0.33	$0.24		$0.09
Earnings per share – diluted
From continuing operations	$0.33	$0.24		$0.09

Weighted average shares outstanding – basic	38,485	38,485		38,485
Weighted average shares outstanding – diluted	39,330	39,330		39,330

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEET AS OF DECEMBER 31, 2011

(IN THOUSANDS)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$939	$(3	) (f)	$936
Trade receivables, net of allowance of $2,457	174,764	(13,692	) (f)	161,072
Income tax refund receivable	250	—		250
Deferred tax assets, net	4,694	—		4,694
Prepaid expenses and other current assets	5,592	(449	) (f)	5,143

Total current assets	186,239	(14,144)		172,095
Fixed assets, net	36,124	—		36,124
Other assets, net	32,554	(885	) (f)	31,669
Deferred tax assets, net	10,042	—		10,042
Intangible assets, net	6,635	—		6,635
Goodwill	138,078	(5,474	) (g)	132,604

Total assets	$409,672	(20,503)		389,169

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and other accrued liabilities	$26,314	(862	) (f)	25,452
Accrued payroll costs	55,151	(4,698	) (f)	50,453
Other current liabilities	1,463	—		1,463
Income taxes payable	236	—		236

Total current liabilities	83,164	(5,560)		77,604
Long-term debt – credit facility	49,526	(35,049	) (h)	14,477
Long-term debt – other	1,609	—		1,609
Other long-term liabilities	42,258	—		42,258

Total liabilities	176,557	(40,609)		135,948

Commitments and contingencies

Stockholders’ Equity:
Preferred stock, $0.01 par; 15,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par; 250,000 shares authorized, 68,566 and 66,542 issued, respectively	686	—		686
Additional paid-in capital	372,212	—		372,212
Accumulated other comprehensive loss	(4,050)	—		(4,050)
Retained earnings	89,135	20,106	(i)	109,241
Treasury stock, at cost; 30,644 and 24,823 shares, respectively	(224,868)	—		(224,868)

Total stockholders’ equity	233,115	20,106		253,221

Total liabilities and stockholders’ equity	$409,672	(20,503)		389,169

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(IN THOUSANDS)

(a)	This adjustment reflects the elimination of the revenues and cost of services of Kforce Clinical Research, Inc. (“KCR”) sold to inVentiv Health, Inc.

(b)	This adjustment reflects the elimination of the selling, general and administrative expenses of KCR, inclusive of certain reasonable allocations of costs incurred by Kforce Inc. and its subsidiaries that are necessary for and associated with revenue producing activities of KCR. This adjustment does not reflect any general corporate overhead costs.

(c)	This adjustment represents the elimination of amortization expense attributable to capitalized software development costs related to the clinical monitoring management solution for KCR, which was sold to inVentiv Health, Inc.

(d)	This adjustment represents an elimination of interest expense based on the proportion of assets sold to the total assets of Kforce Inc. and its subsidiaries.

(e)	This adjustment represents the estimated income tax effect of the pro forma adjustments. The tax effect of the pro forma adjustments was calculated using the historical statutory rates in the U.S. and any permanent differences attributable to KCR for the periods presented.

(f)	This adjustment reflects the elimination of assets and liabilities attributable to the disposition.

(g)	This adjustment reflects the elimination of the amount of goodwill allocated to KCR.

(h)	This adjustment reflects the receipt of the proceeds of $50,000, less transaction costs of approximately $2,470, including legal, advisory and other professional fees and transaction bonuses, less estimated taxes on the disposition of KCR of $16,065, plus the estimated excess of the working capital of KCR over the working capital requirement in the Stock Purchase Agreement as of December 31, 2011 of $3,584. The net proceeds on the disposition of KCR reduced outstanding borrowings under our Credit Facility.

In connection with the disposition of KCR, Kforce Inc.’s Board of Directors exercised its discretion to accelerate the vesting of all outstanding and unvested restricted stock awards and alternative long-term incentive awards (“ALTI”) effective March 30, 2012 for tax planning purposes. Kforce Inc. will recognize a tax benefit from the acceleration of the vesting of restricted stock and ALTI, which will allow it to defer all of the tax liability generated from the sale of KCR. However, no adjustment was made for this tax deduction in the unaudited pro forma condensed consolidated balance sheet.

(i)	This adjustment reflects the estimated gain of approximately $36,171 arising from the transaction, net of taxes of $16,065. The estimated gain has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the Stock Purchase Agreement.